UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 15, 2005

PENNICHUCK CORPORATION
(Exact name of registrant as specified in its charter)

NEW HAMPSHIRE	0-18552	02-0177370
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

25 Manchester Street,
Merrimack, New Hampshire 03054
(Address of principal executive offices, including Zip Code)

(603) 882-5191
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 - Results of Operations and Financial Condition.

On August 15, 2005, Pennichuck Corporation issued a press release announcing its results of operations for the quarter ended June 30, 2005. A copy of the press release dated August 15, 2005 is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Report, including the press release included as Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933.

Item 9.01 - Financial Statements and Exhibits.

(c)	The following exhibit is included with this Report:

Exhibit No.	Description

99.1	Press Release - "Pennichuck Corporation Announces Second Quarter 2005 Operating Results" dated August 15, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2005	PENNICHUCK CORPORATION

(Registrant)

/s/ William D. Patterson

William D. Patterson, Vice President
and Chief Financial Officer

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LIST OF EXHIBITS

Exhibit No.	Description

99.1	Press Release - "Pennichuck Corporation Announces Second Quarter 2005 Operating Results" dated August 15, 2005

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